Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions

NOTE D – ACQUISITIONS

On July 8, 2014, the Company entered into a membership interest purchase agreement with Path Labs, LLC d/b/a Path Logic, a Delaware limited liability company (“Path Logic”), and Path Labs Holdings, LLC, a Delaware limited liability company (“PL Holdings”), whereby the Company acquired all of the outstanding equity ownership interests in Path Logic from PL Holdings for a purchase price (in thousands) of $5,908. NeoGenomics Laboratories paid the purchase price using cash on hand and borrowings on its revolving credit facility.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date of July 8, 2014 (in thousands):

	July 8, 2014 (As Initially Reported)	Measurement Period Adjustments	July 8, 2014 (As Adjusted)
Current assets, including cash and cash equivalents	$1,881	$(159)	$1,722
Property, plant and equipment	804	(227)	577
Identifiable intangible assets – customer relationships	1,860	70	1,930
Long term deposits	—	28	28
Goodwill	2,561	368	2,929

Total assets acquired	7,106	80	7,186
Current liabilities	(1,185)	5	(1,180)
Long-term liabilities	(13)	(85)	(98)

Net assets acquired	$5,908	$—	$5,908

The above estimated fair values of assets acquired and liabilities assumed are based on the information that was available as of the acquisition date to estimate the fair value of assets acquired and liabilities assumed. As of December 31, 2014, the Company’s measurement period adjustments are complete.

Acquired intangible assets of $1.93 million consist of customer relationships which are being amortized over thirteen years. We recorded approximately $71,000 of amortization expense in the year ended December 31, 2014.

The estimated amortization expense related to the acquired intangible assets for each of the five succeeding fiscal years and thereafter as of December 31, 2014 is as follows (in thousands):

Years Ending December 31,
2015	$148
2016	148
2017	148
2018	148
2019	148
Thereafter	1,119

Total	$1,859

The goodwill arising from the acquisition of Path Logic includes revenue synergies as a result of our existing customers and Path Logic’s customers having access to each other’s testing menus and capabilities. It also arises from the new product lines which Path Logic adds to the Company’s product portfolio. The total amount of goodwill which is expected to be deductible for tax purposes is approximately $3.7 million, which will be amortized on our tax returns over 15 years.

We incurred approximately $361,000 of due diligence and transaction related expenses for the acquisition of Path Logic during the year ended December 31, 2014. These costs included pre-acquisition due diligence costs and transaction related expenses. These costs were included in general and administrative expenses in our consolidated statements of operations for the year ended December 31, 2014.

The following unaudited pro forma information (in thousands) have been provided for illustrative purposes only and are not necessarily indicative of results that would have occurred had the Acquisition been in effect since January 1, 2013, nor are they necessarily indicative of future results.

	Years Ended December 31, (unaudited)
	2014	2013
Revenue	$91,993	$76,305
Net income (loss)	$549	$(3,340)
Earnings (loss) per share
Basic	$0.01	$(0.07)
Diluted	$0.01	$(0.07)

The unaudited pro forma consolidated results during the years ended December 31, 2014 and 2013 have been prepared by adjusting our historical results to include the Acquisition as if it occurred on January 1, 2013. These unaudited pro forma consolidated historical results were then adjusted for the following:

•	adjustments to reflect the impact of $361,000 of transaction costs related to the 2014 acquisition of Path Logic as of January 1, 2013,

•	a net reduction in amortization expense during the years ended December 31, 2014 and 2013 due to decreased intangible assets recorded related to the acquisition,

•	a net reduction in interest expense during the years ended December 31, 2014 and 2013 as we did not acquire the existing debt from the acquisition offset by our interest expense on net borrowings under capital leases and notes payable,

•	a net reduction in depreciation expense during the years ended December 31, 2014 and 2013 due to decreased fixed asset values recorded related to the acquisition,

•	a net reduction in general and administrative expenses for the years ended December 31, 2014 and 2013 to remove the management fees from the private equity company and the Chief Executive Officer’s salary from the results,

•	a net reduction to adjust for the tax effect of the losses that were acquired which is based on an estimate of the state income taxes and federal alternate minimum tax which would not be required.

As noted above, the unaudited pro forma results of operations do not purport to be indicative of the actual results that would have been achieved by the combined company for the periods presented or that may be achieved by the combined company in the future.